Exhibit 99.2

October 15, 2010 Carlisle Companies Incorporated Acquisition of Hawk Corporation Investor Presentation

This slide presentation is not an offer to purchase or a solicitation of an offer to sell any securities of Hawk Corporation ("Hawk"). The planned tender offer by Carlisle Companies Incorporated ("Carlisle") for all of the outstanding shares of the Class A common stock of Hawk has not yet commenced. Upon commencement of the tender offer, Carlisle will mail to Hawk stockholders an offer to purchase and related materials and Hawk will mail to Hawk stockholders a solicitation/recommendation statement with respect to the tender offer. Carlisle will file its offer to purchase with the Securities and Exchange Commission (the "SEC") on Schedule TO and Hawk will file its solicitation/recommendation statement with the SEC on Schedule 14D-9. Hawk stockholders are urged to read these materials carefully when they become available since they will contain important information, including the terms and conditions of the offer. Hawk stockholders may obtain a free copy of these materials (when available) and other documents filed by Carlisle or Hawk with the SEC at the website maintained by the SEC at www.sec.gov. The offer to purchase and related materials, the solicitation/recommendation statement, the Schedule TO, and the Schedule 14D-9 may also be obtained (when available) for free by contacting the information agent for the tender offer (when one is selected) or by contacting Carlisle at (704) 501-1100. IMPORTANT INFORMATION AND WHERE TO FIND IT 2

This slide presentation contains forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global economic, business, competitive, market, regulatory and other factors, including the risk that the transaction may not be consummated; the risk that regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that Hawk may not be integrated successfully into Carlisle; and the risk that the revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these factors is contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no duty to update forward-looking statements. Forward Looking Statements 3

Transaction Overview Consideration Synergies Financing Financial Impact $50.00 per Hawk share in an all-cash tender offer $413 million equity value (1) $410 million enterprise value (1) Approximately $20 million annual run-rate synergies by 2012 To be funded with Carlisle’s cash on hand and existing revolving credit facility EPS accretive in the first year 4 Expected Timing Customary closing conditions, including regulatory approvals Closing by year end Valuation 8.5x 2010E EBITDA excluding synergies 6.0x 2010E EBITDA including run-rate synergies (1) Based on Hawk’s capitalization through 6/30/2010. Other Terms Certain Hawk Directors who collectively hold approx. 34% of Hawk's shares outstanding, have entered into agreements to tender their shares

5 Hawk At A Glance A leading worldwide supplier of friction products for brakes, clutches and transmissions with one of the largest friction material competencies in the industry Exciting new applications in carbon composite and fuel cell components Focused on high-margin, specialty applications that require sophisticated engineering and production techniques Long term relationships with blue chip customer base that is globally focused Sole-source provider on more than 80% of its OEM applications Approximately 50% aftermarket revenue Approximately 1,250 employees at 11 manufacturing, research, sales and administrative sites in 7 countries Plants in the US, Italy and China Revenue Mix (1) (OEM & Aftermarket) (Consumer Aftermarket) (Industrial Aftermarket) Customers By Geography By End Sector (1) Represents fiscal year 2009. U.S 73% Italy 23% Other 4% Alternative Energy 1% Specialty Friction 4% Performance Friction 7% Truck 10% Agriculture 14% Aircraft and Defense 27% Construction & Mining 37%

6 Hawk – An Ideal Fit for Carlisle Consistent with Carlisle’s long-term strategic goals to reach $5 billion in revenue, 15% EBIT margins, expand globally and produce strong free cash flow Strengthens one of Carlisle’s growth platforms - CIBF positioned as a leading “one stop shop” global provider of high performance braking solutions Adds highly engineered, higher margin products, a key element of Carlisle’s overall strategy Expands global footprint and positions Carlisle to participate in emerging market growth Extends beyond CIBF by serving the CIT aerospace customer base Represents value of 100% of run-rate synergies Revenue (LTM 6/30/2010) EBITDA (LTM 6/30/2010) $20 Represents value of 100% of run-rate synergies 19.1% 11.1% 11.7% $204 $2,687 $2,483 $2,483 Carlisle Hawk Pro Forma $275 $275 $314 $39 Carlisle Hawk Pro Forma

7 Superior Platform For Growth + Creates a global leader in braking solutions Unique ability to provide full range of highly engineered braking solutions for customers to drive growth Ideally positioned to win new business through broader products, services and distribution Global footprint with presence in key emerging markets such as China, Brazil, and India Complementary product portfolio with very little overlap CIBF – Horizontally integrated brake solutions provider (braking, friction and hydraulic products) Hawk – Leader in friction products (adds wet friction capabilities to CIBF’s platform) Leading research & development and engineering capabilities Significantly improved aftermarket product portfolio and distribution network Favorable end market mix with focus on construction, mining and agricultural

8 Global Braking Solutions Platform Catoosa, Oklahoma ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ Solon, Ohio ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ Akron, Ohio Concord, Ontario, Canada ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ Pontypool, UK Zevenaar, Netherlands ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ Orzinuovi, Italy ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ Chennai, India Shanghai, China Hangzhou, China ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ ˜ Suzhou, China Atsugi, Japan Bloomington, USA Medina, Ohio Hawk Carlisle ˜ Note: Chennai facility expected to be completely operational in 2012. Combination of CIBF and Hawk creates a global braking solutions platform

9 Financial Impact Revenue Synergies Establish closer relationships with key customers through superior solutions Positioned geographically to capitalize on growth in emerging markets Offer additional innovative engineered solutions Creates new aftermarket opportunities and a broader distribution network Cost Synergies – Approximately $20 million annual run-rate to be achieved by 2012 Elimination of Hawk public company costs Operational synergies through implementation of Carlisle Operating System Supply chain efficiencies Other administrative opportunities Significant Value Creation EPS accretive in the first year Expected to be ratings neutral (pro-forma leverage less than 2.0x Total Debt / EBITDA) Hawk LTM free cash flow generation of $24mm (12% of revenue) Accretive Transaction and Continued Financial Flexibility

10 Questions & Answers

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